AMENDMENT TO TRANSFER AGENCY SERVICES AGREEMENT

     Amendment No. 6 (this "AMENDMENT NO. 6"), dated as of September 20, 2017, by and between Atlantic Shareholder Services, LLC, a Delaware limited liability company ("ATLANTIC"), and The Advisors' Inner Circle Fund III, a statutory trust organized under the laws of the State of Delaware (the "TRUST").

                             W I T N E S S E T H :

     WHEREAS, effective as of August 18, 2015, Atlantic and the Trust entered into a Transfer Agency Services Agreement (the "ORIGINAL AGREEMENT");

     WHEREAS, the Original Agreement was amended pursuant to an Amendment, dated as of November 3, 2015, and Amendment No. 2, dated as of October 1, 2016, and Amendment No. 3, dated as of February 22, 2017, and Amendment No. 4, dated as of May 3, 2017, and Amendment No. 5 dated as of July 1, 2017 (the Original Agreement, as amended, the "AGREEMENT");

     WHEREAS, pursuant to Section 15(a) of the Agreement, each of Atlantic and the Trust desires that the Agreement be amended in accordance with the terms and conditions of this Amendment.

     NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, and intending to be legally bound hereby, the parties hereto agree that the Agreement shall be and hereby is amended as follows:

     Section 1. DEFINED TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement.

     Section 2. AMENDMENT OF APPENDIX A. Appendix A to the Agreement is amended and restated to read in its entirety as set forth in the Appendix A attached hereto.

     Section 3. AGREEMENT AS AMENDED. The term "Agreement" as used in the Agreement shall be deemed to refer to the Agreement as amended hereby and this Amendment No. 6 shall be effective as of the date first above written.

     Section 4. FULL FORCE AND EFFECT. If any term, provision, covenant or restriction of this Amendment No. 6 is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment No. 6, and the Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 5. GOVERNING LAW. This Amendment No. 6 shall be deemed to be a contract made under the laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.

     Section 6. EXECUTION IN COUNTERPARTS. This Amendment No. 6 may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 7. RATIFICATION, ADOPTION AND APPROVAL. In all respects not inconsistent with the terms and provisions of this Amendment No. 6, the Agreement is hereby ratified, adopted, approved and confirmed.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.


                                             ATLANTIC SHAREHOLDER SERVICES, LLC

                                             By: /s/ Christopher Koons
                                                 ---------------------
                                             Name: Christopher Koons
                                             Title: Senior Vice President


                                             THE ADVISORS' INNER CIRCLE FUND III

                                             By: /s/ Dianne Descoteaux
                                                 ---------------------
                                             Name: Dianne Descoteaux
                                             Title: VP & Secretary

                         APPENDIX A: FUNDS OF THE TRUST

------------------------------------------------------------------------------------------------

FUND NAME                      CLASS NAME                 CUSIP       SYMBOL     APPLICABLE
                                                                                    FEE
                                                                                 SCHEDULE
------------------------------------------------------------------------------------------------
Amundi Smith Breeden           Institutional Class      0077IX591               Schedule A
Total Return Bond Fund         Shares
                                                        0077Ix617
                               Retirement Class
                               Shares
------------------------------------------------------------------------------------------------
PineBridge Dynamic Asset       Institutional Class      0077IX575     PDAIX     Schedule A
Allocation Fund                Shares
                                                        0077IX567     PDAVX
                               Investor Servicing
                               Shares
------------------------------------------------------------------------------------------------
Chiron Capital Allocation      Class I Shares           0077IX583     CCAPX     Schedule A
Fund
------------------------------------------------------------------------------------------------
Chiron SMid Opportunities      Class I Shares           00774Q403     CSMOX     Schedule A
Fund
------------------------------------------------------------------------------------------------
Chilton Strategic European     Institutional Class      00771X435     CHEUX     Schedule B
Equities Fund                  Shares
------------------------------------------------------------------------------------------------
BNP Paribas AM Absolute        Institutional Shares     00771X385     BNPFX     Schedule A
Return Fixed Income Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM Absolute        Investor Shares          00771X377     BNPGX     Schedule A
Return Fixed Income Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM Absolute        Retail Shares            00771X369     BNPHX     Schedule A
Return Fixed Income Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM Global          Institutional Shares     00771X351     BNPIX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM Global          Investor Shares          00771X344     BNPJX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM Global          Retail Shares            00771X336     BNPKX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
BNP Paribas AM                 Institutional Shares     00771X328     BNPLX     Schedule A
Emerging Markets Debt
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM                 Investor Shares          00771X310     BNPMX     Schedule A
Emerging Markets Debt
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM                 Retail Shares            00771X294     BNPNX     Schedule A
Emerging Markets Debt
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM                 Institutional Shares     00771X286     BNPOX     Schedule A
Emerging Markets Equity
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM                 Investor Shares          00771X278     BNPPX     Schedule A
Emerging Markets Equity
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM                 Retail Shares            00771X260     BNPQX     Schedule A
Emerging Markets Equity
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM MBS             Institutional Shares     00771X252     BNPRX     Schedule A
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM MBS             Investor Shares          00771X245     BNPSX     Schedule A
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM MBS             Retail Shares            00771X237     BNPTX     Schedule A
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.            Institutional Shares     00771X229     BNPUX     Schedule A
Small Cap Equity Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.            Investor Shares          00771X211     BNPVX     Schedule A
Small Cap Equity Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM U.S.            Retail Shares            00771X195     BNPWX     Schedule A
Small Cap Equity Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM US              Institutional Shares     00774Q106     BNPBX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------
BNP Paribas AM US              Investor Shares          00774Q205     BNPDX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
BNP Paribas AM US              Retail Shares            00774Q304     BNPEX     Schedule A
Inflation-Linked Bond
Fund
------------------------------------------------------------------------------------------------
MFG Low Carbon Global          Institutional Shares     00771X187     MGEGX     Schedule A
Fund
------------------------------------------------------------------------------------------------
MFG Low Carbon Global          Service Shares           00771X179     MGKGX     Schedule A
Fund
------------------------------------------------------------------------------------------------
MFG Low Carbon Global          Class Y Shares           00771X161     MGYGX     Schedule A
Fund
------------------------------------------------------------------------------------------------
MFG Infrastructure Fund        Institutional Shares     00771X153     MGESX     Schedule A
------------------------------------------------------------------------------------------------
MFG Infrastructure Fund        Service Shares           00771X146     MGKSX     Schedule A
------------------------------------------------------------------------------------------------
MFG Infrastructure Fund        Class Y Shares           00771X138     MGYSX     Schedule A
------------------------------------------------------------------------------------------------